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                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, DC  20549

                                  ------------


                                   FORM  8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               SEPTEMBER 4, 1998
                       ---------------------------------
                       (Date of earliest event reported)




                              EYE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



               DELAWARE                                000-15324                          52-1402131
     -------------------------------                ---------------                  -------------------
      (State or Other Jurisdiction                    (Commission                       (IRS Employer
            of Incorporation)                        File Number)                    Identification No.)




                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)
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                              EYE TECHNOLOGY, INC.

                                    FORM 8-K


ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On September 4, 1998, the Board of Directors of Registrant approved the appointment of Keiter, Stephens, Hurst, Gary & Shreaves, P.C. ("Principal Accountant") as the Registrant's independent auditors. For the years ended December 31, 1996 and 1997, the Principal Accountants had served as independent auditors for Star Tobacco and Pharmaceuticals, Inc., the accounting acquirer in the reverse acquisition of the Registrant. Registrant had not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.

             Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

             Prior to the engagement of the Principal Accountants, on March 5, 1998, the Company had engaged Olsen, Thielen & Co., Ltd. ("Former Auditors") as its independent auditors to audit its financial statements for the years ended December 31, 1996 and December 31, 1997. There have been no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused such firm to make reference in connection with its opinions to the subject matter of the disagreement.

             Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.

ITEM 7.      (c) Exhibits.

             The exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this
Item 7(c) by reference.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 11, 1998               EYE TECHNOLOGY, INC.


                                       By:     /s/ David P. Sheets
                                          ------------------------------------
                                          David P. Sheets, President and
                                          Chief Executive Officer





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                               INDEX TO EXHIBITS


         The following exhibit to this report is incorporated herein by reference:


EXHIBIT NO.                        DESCRIPTION
----------                         -----------

    16              Letter response of Olsen, Thielen & Co., Ltd.





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